UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to SECTION 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2021

Blackstone Secured Lending Fund

(Exact name of registrant as specified in its charter)

Delaware	814 - 01299	82-7020632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Park Avenue, 31st Floor New York, NY	10154
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 503-2100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b–2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

The net asset value (“NAV”) per common share of beneficial interest, par value $0.001 per share, of Blackstone Secured Lending Fund (the “Fund”) as of June 30, 2021 is $25.92.

As of July 21, 2021, the Fund had total capital commitments of approximately $3.9 billion, of which $3.6 billion had been called.

The Fund’s quarterly total return for the three months ended June 30, 2021 was 3.4%, bringing the annualized total return since inception to 9.9%. The Fund’s total return is calculated as the change in NAV per share during the period, plus distributions per share (assuming dividends and distributions are reinvested in accordance with the Fund’s dividend reinvestment plan) divided by the beginning NAV per share.

Notes Offering

On July 20, 2021, the Fund priced an offering of $650,000,000 in aggregate principal amount of its 2.125% notes due 2027 (the “Notes”) in a private placement to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons outside the United States pursuant to Regulation S under the Securities Act. The Notes will mature on February 15, 2027 and may be redeemed in whole or in part at the Fund’s option at any time at par plus a “make-whole” premium. The offering is expected to close on July 23, 2021, subject to customary closing conditions.

The Fund expects to use the net proceeds of this offering to repay indebtedness (which may include its revolving credit facility with Citibank, N.A), make investments in portfolio companies in accordance with its investment objectives, and for general corporate purposes of it and its subsidiaries.

This announcement does not constitute an offer to sell or a solicitation of an offer to buy any of the Notes, nor shall there be any offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.

The Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSTONE SECURED LENDING FUND

Date: July 21, 2021	By:	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Chief Compliance Officer, Chief Legal Officer and Secretary